EXHIBIT 10.32

PROMISSORY NOTE

(this “Note”)

Borrower:	SolarMax Technology, Inc., 3080 12th Street, Riverside, California 92507 (the “Borrower”)

Lender:	Sunco Investments, LLC 3230 Fallow Field Dr., Diamond Bar, California 91765 (the “Lender”)

Principal Amount: $1,000,000.00 USD

1.	FOR VALUE RECEIVED, the Borrower promises to pay to the Lender at such address as may be provided in writing to the Borrower, the principal sum of $1,000,000.00 USD (one million U.S. dollars and no cents), with interest payable on the unpaid principal at the rate of 6.00 percent (6.00%) per annum, calculated yearly not in advance, beginning on December 12, 2018.

2.	This Note will be repaid in full on April 12, 2019.

3.	The Borrower may, in whole or in part, prepay the Note without penalty before the maturity date hereof and without prior written notice to the Lender. Each payment shall first be credited against interest accrued and due at the time of receipt of payment, with the remainder credited against unpaid principal. Interest shall cease to accrue on any principal so credited.

4.	In the event that the Borrower fails to pay the Note, in full, on the due date, unpaid principal shall accrue interest at the rate of 6.00 percent (6.00%) per annum or the maximum rate allowed by law, whichever is less, until the Borrower is no longer in default.

5.	This Note will inure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and assigns of the Borrower and the Lender. The Borrower waives presentment for payment, notice of non-payment, protest and notice of protest.

6.	In the event that any provision herein is determined to be void or unenforceable for any reason, such determination shall not affect the validity or enforceability of any other provision, all of which shall remain in full force and effect.

7.	This Note has been entered into and shall be construed in accordance with the laws of the State of California and any applicable federal statutes or regulations of the United States.

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8.	For the purpose of funding the loan, a wire transfer will be made to:

Company Name:	SolarMax Technology, Inc
Address:	3080 12th Street, Riverside, CA 92507
Bank Name:	Wells Fargo Bank, N.A.
Type of Acct.:	Checking
Bank Acct.#	XXXXXXXXXX
Routing#	XXXXXXXXX
SWIFT:	XXXXXXXX
Bank Address:	420 Montgomery, San Francisco, CA 94104

IN WITNESS WHEREOF the parties have duly affixed their signatures on the 11th day of December, 2018.

SUNCO INVESTMENTS, LLC

By:_______________________________

Ted Lin, Managing Director

SOLARMAX TECHNOLOGY, INC.

By: :/s/ Stephen P. Brown_______________________________

Stephen P. Brown, Chief Financial Officer

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